Exhibit 32
CERTIFICATIONS OF THE
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Energy West, Incorporated (the “Company”) on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Cerotzke, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2005	/s/ DAVID A. CEROTZKE

David A. Cerotzke
President and Chief Executive Officer
(principal executive officer)
     In connection with the Annual Report of Energy West, Incorporated (the “Company”) on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wade F. Brooksby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2005	/s/ WADE F. BROOKSBY

Wade F. Brooksby
Chief Financial Officer
(principal financial officer and principal accounting officer)

59